UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	VCXB	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 21, 2024, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), 10X AGT Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of 10X III (“Merger Sub”), and American Gene Technologies International Inc., a Delaware corporation (“AGT”) (each, a “Party” and collectively, the “Parties”) entered into a Mutual Termination of Merger Agreement (the “Termination Agreement”), pursuant to which (i) the Parties mutually agreed to terminate the Agreement and Plan of Merger, by and among the Parties, dated as of August 9, 2023 (the “Merger Agreement”) and (ii) the Parties agreed to a mutual release of all claims related to the Merger Agreement and the transactions contemplated thereby.

By virtue of the termination of the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) will terminate in accordance with their terms. 10X III currently has until July 14, 2024 to consummate its initial business combination.

The Termination Agreement contains mutual releases by all Parties, for all claims known and unknown, relating and arising out of, among other things, the Merger Agreement and the transactions contemplated thereby. The Termination Agreement acknowledges that the Parties admit no liability or wrongdoing whatsoever. The Termination Agreement also contains a covenant not to sue and other customary terms.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is filed herewith and incorporated by reference herein and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Mutual Termination of Merger Agreement, dated June 21, 2024, between 10X III, Merger Sub and AGT.
104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2024

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ David Weisburd
Name:	David Weisburd
Title:	Chief Executive Officer

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